UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2022

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 300

Houston, Texas 77084

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Gulf Island Fabrication, Inc. (the “Company”) held its 2022 annual meeting of shareholders on May 19, 2022. At the annual meeting, the Company’s shareholders (1) elected Robert M. Averick, Murray W. Burns, William E. Chiles, Richard W. Heo, Michael J. Keeffe and Cheryl D. Richard to serve as directors of the Company for terms expiring at the next annual meeting of shareholders in 2023 and until his or her successor is duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (3) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Of the 15,775,304 shares of the Company’s common stock outstanding as of the record date, 11,636,902 shares were represented in person or by proxy at the annual meeting. The inspector of election reported the final vote of shareholders as follows:

Proposal No. 1:  Election of each of the six director nominees.

Name	For	Against	Abstain	Broker Non-Votes
Robert M Averick	8,892,492	415,901	61,139	2,267,370
Murray W. Burns	7,947,356	1,395,175	27,001	2,267,370
William E. Chiles	8,269,928	1,072,603	27,001	2,267,370
Richard W. Heo	9,229,427	114,104	26,001	2,267,370
Michael J. Keeffe	8,322,138	1,020,393	27,001	2,267,370
Cheryl D. Richard	9,209,189	133,042	27,301	2,267,370

Proposal No. 2:  Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
8,535,636	809,962	23,934	2,267,370

Proposal No. 3:  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain
11,577,502	22,743	36,657

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)
Dated:	May 20, 2022